UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2026
_________________________________________
CURIOSITYSTREAM INC.
(Exact Name of Issuer as Specified in Charter)
_________________________________________

Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8484 Georgia Ave., Suite 700
Silver Spring, Maryland
(Address of principal executive offices)
20910
(Zip code)
(301) 755-2050
(Registrant’s telephone number, including area code)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Chief Financial Officer
On August 26, 2026, CuriosityStream, Inc. (the "Company") announced that Brady Hayden will step down from his position as Chief Financial Officer of the Company, effective September 1, 2026. Mr. Hayden’s departure is not the result of any disagreement with the Company, its management, the Board of Directors (the "Board"), or any matter relating to the Company's operations, policies, or practices.

(c) Appointment of Chief Financial Officer
On August 26, 2026, the Company announced that the Board has appointed Sean Piche, CPA, as Chief Financial Officer of the Company, effective September 1, 2026. Mr. Piche succeeds Mr. Hayden and will report directly to Clint Stinchcomb, the Company’s President and Chief Executive Officer. As Chief Financial Officer, Mr. Piche will oversee the Company’s finance organization, direct financial strategy, manage capital allocation, and align the finance function with the Company's growth objectives.

Mr. Piche, age 52, brings 30 years of finance and accounting experience across media, entertainment, technology, and telecommunications. Prior to his appointment, Mr. Piche provided CFO services to growth companies. Previously, he served as a Partner and Global Media & Entertainment Co-Leader at CFGI, and spent nearly a decade as a Partner at Ernst & Young LLP (EY), advising leading media and technology companies on financial strategy, reporting, and transactions. Earlier in his career, Mr. Piche held senior finance roles at NBCUniversal and Viacom. Mr. Piche is a Certified Public Accountant and holds a B.S. in Accounting from Binghamton University.
(d) Compensatory Arrangements

In connection with his appointment, the Company entered into an employment offer letter with Mr. Piche (the "Offer Letter"). Pursuant to the Offer Letter, Mr. Piche will receive:

•Base Salary: An annualized base salary of $120,000 for the remainder of 2026, increasing to $180,000 effective January 1, 2027.
•Annual Bonus: Annual performance bonus equal to 100% of base salary, calculated based on the Company’s business plan and performance against approved budgets and goals and prorated for a partial year of service during start year
•Equity Incentive: 150,000 restricted stock units under the Company's Inducement Equity Incentive Plan, one half (75,000) vesting on the one-year anniversary of the award date and the remainder vesting in increments of 25,000 units on each of the second, third and fourth anniversaries of the award date.

There are no family relationships between Mr. Piche and any director or executive officer of the Company, and there are no transactions between Mr. Piche and the Company reportable under Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
A copy of the press release announcing Mr. Piche's appointment is attached as Exhibit 99.1 and incorporated herein by reference.
Cautionary Statements Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, plans to pay regular dividends, consumers’ valuation of factual content, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2024, that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2025, and in CuriosityStream’s other SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety.
Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase CuriosityStream’s subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) credit risk and counterparty concentration risk; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; (vi) the ability to meet Nasdaq’s listing standards; and (vii) privacy and data protection laws, privacy or data breaches, or the loss of data.

Item 9.01           Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	CFO Offer Letter
99.1	Press Release dated August 26, 2026

104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
Date:August [26], 2026

/s/ P. Brady Hayden
P. Brady Hayden
Chief Financial Officer & Treasurer
(Principal Financial and Accounting Officer)